CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the Annual Report of Dimeco, Inc. (the “Company”) on Form 10-K/A for the year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, we, Gary C. Beilman, Chief Executive Officer, and Maureen H. Beilman, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary C. Beilman	/s/ Maureen H. Beilman
Gary C. Beilman	Maureen H. Beilman
Chief Executive Officer	Chief Financial Officer

Date:    November 23, 2010